                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              Danaher Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                              DANAHER CORPORATION
                            1250 24th Street, N.W.
                            Washington, D.C.  20037

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 1, 2001

To the Shareholders:

     Notice is hereby given that the 2001 Annual Meeting of Shareholders of Danaher Corporation, a Delaware corporation (the "Company"), will be held at the Mayflower Hotel, 1127 Connecticut Avenue, NW, Washington, D.C. 20037, on May 1, 2001 at 3:00 p.m., local time, for the following purposes:

     1. To elect two Directors to hold office for a term of three years and until their successors are elected and qualified.

     2. To approve the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 2001.

     3. To amend the Company's 1998 Stock Option Plan to increase the aggregate number of shares that may be issued pursuant to the exercise of stock options from fifteen million (15,000,000) shares to twenty-two million five hundred thousand (22,500,000) shares.

     4. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of capital stock of the Company to a total of six hundred million (600,000,000) shares, consisting of five hundred million (500,000,000) shares of Common Stock, $.01 par value per share ("Common Stock") and one hundred million (100,000,000) shares of Preferred Stock, without par value ("Preferred Stock").

     5. To consider and act upon such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 23, 2001 as the record date for determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

     Whether or not you expect to be present, please sign, date and return the enclosed proxy card as promptly as possible in the enclosed stamped envelope, the postage on which will be valid if mailed in the United States.

                         BY ORDER OF THE BOARD OF DIRECTORS



                         PATRICK W. ALLENDER
                         Secretary
March --, 2001

EVERY SHAREHOLDER'S VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU PLAN TO ATTEND THE DANAHER CORPORATION ANNUAL MEETING.

                                PROXY STATEMENT
                              DANAHER CORPORATION
                             1250 24th Street, N.W.
                            Washington, D.C.  20037
                                 (202) 828-0850

                      2001 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 1, 2001

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Danaher Corporation, a Delaware corporation (the "Company"), of proxies for use at the 2001 Annual Meeting of Shareholders ("Annual Meeting") to be held at the Mayflower Hotel on May 1, 2001 at 3:00 p.m., local time, and at any and all adjournments thereof. The Company's principal address is 1250 24th Street, N.W., Washington, D.C. 20037. The date of mailing of this Proxy Statement is on or about March 29, 2000. The purpose of the meeting is to elect two directors of the Company; to approve the appointment of Arthur Andersen LLP as the Company's independent auditors for the current year; to approve an amendment to the Company's 1998 Stock Option Plan; to approve an amendment to the Company's Certificate of Incorporation to increase the total number of authorized shares of capital stock to six hundred million; and to transact such other business as may properly come before the meeting.

                      OUTSTANDING STOCK AND VOTING RIGHTS

     In accordance with the By-laws of the Company, the Board of Directors has fixed the close of business on March 23, 2001 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.
Only shareholders of record on that date will be entitled to vote. A shareholder who submits a proxy on the accompanying form has the power to revoke it by notice of revocation directed to the proxy holders of the Company at any time before it is voted. A subsequently dated proxy, when filed with the Secretary of the Company, will constitute revocation. Proxies will be voted as specified on the proxy card and, in the absence of specific instructions, will be voted for the proposals described in this Proxy Statement and in the discretion of the proxy holders on any other matter which properly comes before the meeting. A shareholder who has given a proxy may nevertheless attend the meeting, revoke the proxy and vote in person. The Board of Directors has selected Steven M. Rales and Mitchell P. Rales to act as proxies with full power of substitution.

     Solicitation of proxies may be made by mail, personal interview, telephone and telegraph by officers and other management employees of the Company, who will receive no additional compensation for their services. The total expense of the solicitation will be borne by the Company and may include reimbursement paid to brokerage firms and others for their expenses in forwarding material regarding the Annual Meeting to beneficial owners.

     The only outstanding securities of the Company entitled to vote at the Annual Meeting are shares of Common Stock. As of the close of business on March 23, 2001, the record date for determining the shareholders of the Company entitled to vote at the Annual Meeting, ------------ shares of the Common Stock of the Company, $.01 par value ("Company Common Stock"), were issued and outstanding. Each outstanding share of Company Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Company Common Stock as of the record date.

     The election of directors nominated will require a plurality of the votes cast in person or by proxy at the Annual Meeting by holders of shares of the Company's Common Stock. In the election of directors, each stockholder is entitled to cast one vote for each director to be elected; cumulative voting is not permitted. Approval of the appointment of the Company's auditors will require the affirmative vote of the holders of a majority of the shares of the Company's Common Stock cast at the Annual Meeting in person or by proxy. Approval of (i) the amendment to the Company's 1998 Stock Option Plan, and
(ii) the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of capital stock to a total of six hundred million shares, requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present, or represented, and entitled to vote at the annual meeting.

     Abstentions and "broker non-votes" are counted as present in determining whether the quorum requirement is satisfied. For purpose of the election of directors, abstentions and broker non-votes are not considered to be votes cast and do not affect the plurality vote required for elections of directors. For purposes of the appointment of the Company's auditors, abstentions and broker non-votes will not be considered votes cast for the foregoing purposes. For purposes of approval of the amendment to the Company's 1998 Stock Option Plan, abstentions are treated as present and entitled to vote on the matter and have the effect of a vote against the proposal and broker non-votes will not be considered entitled to vote and will have no effect on the vote required for approval.

                BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
                DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS

     As of March 23, 2001, the beneficial ownership of Company Common Stock by directors and the nominees for director, by each of the executive officers named in the Summary Compensation Table, by any principal shareholders beneficially owning more than five percent of the Company's Common Stock and by all present executive officers and directors of the Company as a group, was as follows:


                                 Number of Shares        Percent
Name                           Beneficially Owned**     Of Class
----------------------------  ------------------------  ---------
Mortimer M. Caplin..........        157,874 (8)              *
Donald J. Ehrlich...........         62,000 (6)              *
Walter G. Lohr, Jr..........        170,000 (7)              *
Mitchell P. Rales...........     39,398,277 (1)            27.5%
Steven M. Rales.............     41,074,638 (1)            28.7%
George M. Sherman...........      3,306,114 (3)             2.3%
Alan G. Spoon...............          6,000 (12)             *
A. Emmet Stephenson, Jr.....        190,120 (2)              *
H. Lawrence Culp, Jr........        132,937 (4)              *
Patrick W. Allender.........        566,236 (5)              *
Philip W. Knisely...........          2,500                  *
Steven E. Simms.............         98,435 (9)              *
FMR Corp....................     12,861,724 (10)            9.0%
All executive officers and
 directors as a group
 (includes 21 persons).....      48,588,012 (1)(2)(11)     33.2%


(1) The aggregate holdings for Steven and Mitchell Rales include (i) all of the 37,064,888 shares of Company Common Stock owned by Equity Group Holdings LLC, Equity Group Holdings II LLC, and Equity Group Holdings III LLC, of which Steven Rales and Mitchell Rales are the only members, and
     (ii) 4,009,750 and 2,333,389 shares of Company Common Stock owned directly or through the Danaher 401(k) Plan by Steven Rales and Mitchell Rales, respectively. Steven and Mitchell Rales each disclaim beneficial ownership of those shares of Company Common Stock that are owned directly or through the Danaher 401(k) Plan by the other. Combined, Steven and Mitchell Rales beneficially own 43,408,027 shares, or 30.3% of common shares outstanding. Their business address, and that of Equity Group Holdings LLC, Equity Group Holdings II LLC, and Equity Group Holdings III LLC, is 1250 24th Street, N.W., Washington, D.C. 20037.

(2) Includes shares of Company Common Stock held in the names of Stephenson Ventures, a limited partnership of which the sole general partner is A. Emmet Stephenson, Jr. Mr. Stephenson has the option to acquire 18,000 shares of Company stock.

(3) Mr. Sherman has the option to acquire 2,600,000 shares of Company Common Stock. Includes shares held by Sherman Investors Limited Partnership, a partnership for the benefit of his family. Mr. Sherman controls the general partner.

(4)  Mr. Culp has the option to acquire 132,000 shares of Company Common Stock.

(5) Mr. Allender has the option to acquire 344,400 shares of Company Common Stock. Includes shares held by family members and a family limited partnership of which Mr. Allender disclaims beneficial ownership.

(6)  Mr. Ehrlich has the option to acquire 18,000 shares of Company Common
     Stock.

(7)  Mr. Lohr has the option to acquire 18,000 shares of Company Common Stock.

(8)  Mr. Caplin has the option to acquire 14,000 shares of Company Common Stock.

(9)  Mr. Simms has the option to acquire 95,200 shares of Company Common Stock.

(10) FMR Corp.'s address is 82 Devonshire Street, Boston, MA 02109.

(11) Includes 3,474,310 shares underlying options exercisable  within 60 days.

(12) Mr. Spoon has the option to acquire 4,000 shares of Company
     Common Stock.

*    Represents less than 1% of the outstanding Company Common Stock.

** All options are exercisable within 60 days and shares underlying such options are included in the table.


Apart from Steven M. Rales, Mitchell P. Rales and FMR Corp., the Company knows of no other person that beneficially owns 5% or more of its Common Stock.



                                  PROPOSAL 1.

                     ELECTION OF DIRECTORS OF THE COMPANY

      The Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes with the number of directors in each class to be as equal as possible. The Board has fixed the number of directors of the Company at eight. At the 2001 Annual Meeting of Shareholders, shareholders will elect two directors to serve until the 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Board of Directors has nominated Messrs. Alan G. Spoon and

Steven M. Rales to serve as directors in the class whose term expires in 2004. Messrs. Mortimer M. Caplin, Donald J. Ehrlich, and Walter G. Lohr, Jr. will continue to serve as directors in the class whose term expires in 2003. Messrs. Mitchell P. Rales and A. Emmet Stephenson will continue to serve as directors until their terms expire in 2002. As previously announced on January 8, 2001, Mr. George M. Sherman will retire from the Company and resign his position as director effective May 1, 2001. At the May 1, 2001 meeting, the Board of Directors plans to elect Mr. H. Lawrence Culp, Jr. to replace Mr. Sherman as director and serve until that term expires in 2002.

      The names of the nominees and the directors continuing in office, their principal occupations, the years in which they became directors and the years in which their terms expire are set forth below. In the event a nominee shall decline or be unable to serve, it is intended that the proxies will be voted in the discretion of the proxy holders. The Company knows of no reason to anticipate that this will occur.

              NOMINEES FOR ELECTION AT THIS YEAR'S ANNUAL MEETING
               TO SERVE IN THE CLASS WHOSE TERM EXPIRES IN 2004

                                                                      Director        Term
Name                              Age      Principal Occupation        Since        Expires
--------------------------------  ---  ----------------------------    -------      -------

Alan G. Spoon (a)                  49  General Partner of Polaris        1999        2004
                                       Venture Partners; Director of
                                       American Management Systems,
                                       Inc., Human Genome Sciences,
                                       Inc. and Ticketmaster Online-
                                       CitySearch, Inc.

Steven M. Rales (b,d,e)            49  Chairman of the Board of the      1983        2004
                                       Company since 1984; during
                                       the past five years he has
                                       been a principal in a number
                                       of private business entities
                                       with interests in manufacturing
                                       companies, media operations and
                                       publicly traded securities;
                                       Director of Imo Industries Inc.


         CURRENT DIRECTORS WHOSE TERM WILL CONTINUE AFTER THIS MEETING

                                                                       Director      Term
Name                              Age    Principal Occupation           Since       Expires
-------------------------------   ---  ---------------------------     --------     --------

Mortimer M.Caplin(a,c)             84  Senior Member of Caplin          1990         2003
                                       & Drysdale, a law firm in
                                       Washington, D.C., for over
                                       five years; Director of
                                       Fairchild Corporation and
                                       Presidential Realty
                                       Corporation.

Donald J. Ehrlich(a,c)            63  President, Chairman and           1985         2003
                                      Chief Executive Officer of
                                      Wabash National Corp. for
                                      over five years; Director
                                      of Indiana Secondary Market
                                      for Educational Loans,
                                      Inc. and INB National Bank,
                                      N.W.

Walter G. Lohr, Jr.(c,e)           57  Partner of Hogan & Hartson,      1983         2003
                                       a law firm in Baltimore,
                                       Maryland, for over five years.

Mitchell P. Rales (b,d,e)          44  Chairman of the Executive        1983         2002


                                                                       Director      Term
Name                              Age    Principal Occupation           Since       Expires
-------------------------------   ---  ---------------------------     --------     --------


                                       Committee of the Company
                                       since 1990; during the past
                                       five years he has been a
                                       principal in a number of
                                       private business entities with
                                       interests in manufacturing
                                       companies, media operations
                                       and publicly traded securities;
                                       Director of Imo Industries Inc.

George M. Sherman (d,e,f)          59  President and Chief Executive    1990         2002
                                       Officer of the Company since
                                       1990; Director of Campbell
                                       Soup Company.

A.Emmet Stephenson,Jr.(a)          55  Chairman of StarTek, Inc.        1986         2002
                                       for more than five years;
                                       President of Stephenson
                                       and Co., a private
                                       investment firm in Denver,
                                       Colorado for more than five
                                       years.


(a) Member of the Compensation and Organization Committee of the Board of Directors.
(b) Mitchell P. Rales and Steven M. Rales are brothers.
(c) Member of the Audit Committee of the Board of Directors.
(d) Member of the Executive Committee of the Board of Directors.
(e) Member of the Finance Committee of the Board of Directors.
(f) As previously announced, George M. Sherman will resign his board position effective May 1, 2001 and the Board of Directors plans to elect H. Lawrence Culp, Jr. to fill that position.

              THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Board of Directors had a total of six meetings during 2000. All directors attended at least 75% of the meetings of the Board of Directors and of the Committees of the Board of Directors on which they served during 2000.

     The Executive Committee acts on behalf of the Board of Directors of the Company between meetings of the Board of Directors. The Executive Committee comprised of Messrs. George M. Sherman, Steven M. Rales and Mitchell P. Rales met three times in 2000.

     The Audit Committee reviews the financial statements of the Company to confirm that they reflect fairly the financial condition of the Company and to appraise the soundness, adequacy and application of accounting and operating controls. The Audit Committee recommends independent auditors to the Board of Directors, reviews the scope of the audit function of the independent auditors and reviews audit reports rendered by the independent auditors. The members of the Audit Committee are independent as defined in the New York Stock Exchange's listing standards. The Audit Committee met six times during 2000.

     The Compensation and Organization Committee reviews the Company's compensation philosophy and programs, and exercises authority with respect to the payment of direct salaries and incentive compensation to Company officers. The Compensation Committee is also responsible for the oversight of the stock option plans of the Company. The Compensation and Organization
Committee met four times in 2000.

     The Finance Committee was formed in December, 1999 to oversee the financial affairs and policies of the Company including matters relating to the Company's capital structure and the policies and practices relating to the Company's retirement and pension plans. The Finance Committee met once in 2000.

     The Company has no Nominating Committee of its Board of Directors.

                     EXECUTIVE OFFICERS OF THE REGISTRANT
                     ------------------------------------

     Executive Officers of the Company are:




                                                                  Officer
Name                        Age  Position                          Since
--------------------------  ---  ------------------------------  --------

Steven M. Rales               49  Chairman of the Board             1984

Mitchell P. Rales             44  Chairman of the Executive
                                   Committee                        1984

George M. Sherman             59  Chief Executive Officer,
                                   President and Director           1990

H. Lawrence Culp, Jr.         38  Executive Vice President
                                   Chief Operating Officer          1995

Patrick W. Allender           54  Executive Vice President,
                                   Chief Financial Officer
                                   and Secretary                    1987

Philip W. Knisely             46  Executive Vice President          2000

Steven E. Simms               45  Executive Vice President          1996

William J. Butler             45  Vice President and Group
                                   Executive                        1999

Thomas S. Gross               46  Vice President and Group
                                   Executive                        1999

Daniel L. Comas               37  Vice President-Corporate
                                   Development                      1996

W. Bruce Graham               46  Vice President-Danaher
                                   Business System                  2000

James H. Ditkoff              54  Vice President-Finance and
                                   Tax                              1991

Dennis A. Longo               44  Vice President-Human
                                   Resources                        1997

Christpher C. McMahon         38  Vice President-Controller         1999

Daniel A. Pryor               33  Vice President- Strategic
                                   Development                      2000

Uldis K. Sipols               50  Vice President- Procurement       1999

     Steven M. Rales has served as Chairman of the Board since January 1984. In addition, during the past five years he has been a principal in a number of private business entities with interests in manufacturing companies, media operations and publicly traded securities. He is also a director of Imo Industries, Inc.

     Mitchell P. Rales has served as a director of the Company since January 1984. In addition, during the past five years he has been a principal in a number of private business entities with interests in manufacturing companies, media operations and publicly traded securities. He is also a director of Imo Industries, Inc.

     George M. Sherman has served as President and Chief Executive Officer and a director of the Company since February 1990. He is also a director of Campbell Soup Company. Mr. Sherman will retire from the Company effective May 1, 2001.

     H. Lawrence Culp, Jr. was appointed Chief Operating Officer in 2000 and Executive Vice President in 1999. He has served in general management positions within the Company for more than the past five years. Mr. Culp will be appointed President and Chief Executive Officer upon Mr. Sherman's retirement effective May 1, 2001.

     Patrick W. Allender has served as Chief Financial Officer of the Company since March, 1987 and was appointed Executive Vice President in 1999.

     Philip W. Knisely was appointed Executive Vice President in 2000. He had previously served Colfax Corporation (a diversified industrial manufacturing company) as President and Chief Executive Officer. Colfax Corporation is majority-owned by Steven and Mitchell Rales.

     Steven E. Simms was appointed Executive Vice President in 1999. He joined the Company in 1996 as Vice President and Group Executive, and had previously served Black & Decker, most recently as President - Worldwide Accessories Business.

     William J. Butler was appointed Vice President and Group Executive in 1999. He has served in general management positions within the Company for more than the past five years.

     Thomas S. Gross was appointed Vice President and Group Executive in 1999. He had previously served Xycom Automation Inc. (a provider of automation hardware and software) as President, and prior to joining Xycom in 1998, he served Allen-Bradley/Rockwell Automation (a provider of industrial control and automation products) in various management positions for more than five years.

     Daniel L. Comas was appointed Vice President-Corporate Development in 1996. He has served the Company in an executive capacity in the corporate development area for more than the past five years.

     W. Bruce Graham was appointed Vice President-Danaher Business Systems (DBS) in 2000. He previously served in general management positions within the Company's Hand Tool Group for more than the past five years.

     James H. Ditkoff has served as Vice President-Finance and Tax since January, 1991.

     Dennis A. Longo was appointed Vice President-Human Resources in 1997. He has served the Company as a human resources executive for more than the past five years.

     Christopher C. McMahon was appointed Vice President-Controller in 1999. He has served in financial management positions within the Company for more than the past five years.

     Daniel A. Pryor was appointed Vice President- Strategic Development in 2000. He has served in general management positions within the Company for more than the past five years.

     Uldis K. Sipols was appointed Vice President- Procurement in 1999. He had previously served AMP, Inc. (an electronic products manufacturer) as Vice President, Global Procurement, and before joining AMP in 1997 held various procurement management positions with Ford Motor Company for more than five years.

                           COMPENSATION OF DIRECTORS
                             AND EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the compensation for the last three completed fiscal years of the Chief Executive Officer and the executive officers of the Company who, in addition to the Chief Executive Officer, received the highest compensation during 2000.

                           SUMMARY COMPENSATION TABLE

====================================================================================================================
                                                                                 LONG TERM
                                                                                COMPENSATION
                                                                       ---------------------------
                       ANNUAL COMPENSATION                                         AWARDS
---------------------------------------------------------------------  ---------------------------
           (a)               (b)     (C)        (d)           (e)            (f)           (g)            (h)

                                                             Other       Restricted    Securities      All Other
         Name and                                           Annual          Stock      Underlying   Compensation(2)
        Principal                   Salary     Bonus     Compensation     Awards(1)      Options          ($)
         Position           Year     ($)        ($)           ($)            ($)           (#)
--------------------------  ----   --------  ----------  ------------  --------------  -----------  ---------------
George M. Sherman           2000   675,000   1,691,000              -            -              -         80,000
President and CEO           1999   675,000   1,550,000              -            -              -         69,000
                            1998   675,000   1,625,000              -            -              -         87,000
--------------------------------------------------------------------------------------------------------------------
H. Lawrence Culp, Jr.       2000   480,000     830,000              -            -      1,000,000         25,000
Executive Vice President    1999   315,000     340,000              -            -         20,000         14,000
 and COO                    1998   264,000     232,000              -            -              -         22,000
--------------------------------------------------------------------------------------------------------------------
Patrick W. Allender         2000   370,000     525,000              -            -        300,000         45,000
Executive Vice President    1999   352,500     441,000              -            -         22,000         29,000
 and CFO                    1998   317,000     380,000              -            -              -         22,000
--------------------------------------------------------------------------------------------------------------------
Steven E. Simms             2000   378,000     400,000              -            -        500,000         26,000
Executive Vice President    1999   324,000     340,000              -            -         20,000         17,000
                            1998   298,000     240,000              -            -              -         22,000
--------------------------------------------------------------------------------------------------------------------
Philip W. Knisely           2000   191,000     350,000              -            -        500,000         11,000
Executive Vice President    1999         -           -              -            -              -              -
                            1998         -           -              -            -              -              -
====================================================================================================================

(1) Mr. Sherman received a grant of 800,000 shares in 1990 ; 400,000 have been issued and 400,000 are deferred until retirement. Issued shares participate in dividends ($26,000 in 2000, $24,000 in 1999 and $22,000 in 1998) on a non-preferential basis. The value of the 800,000 shares at December 31, 2000 was $54,700,000.
(2) Includes contributions to the Company's 401(k) and executive retirement plans and financial consulting fees for all individuals; in the case of Mr. Sherman, it also includes supplemental term life insurance ($ 25,000 for 2000) and financial consulting fees ($41,000 for 2000).

                           Grants in Last Fiscal Year
                           --------------------------

  The following table sets forth certain information relating to options granted to purchase shares of the Company Common Stock.

==================================================================================================================================

                                                                                         Potential  Realizable  Value at
                                Individual Grants                                            Assumed Annual Rates of
                                                                                           Stock Price Appreciation for
                                                                                                  Option Term (3)
---------------------------------------------------------------------------------  -----------------------------------------------
(a)                              (b)          (C)         (d)            (e)       (f)       (g)           (h)
                               No. of      % of Total
                             Securities     Options     Exercise
                             underlying    Granted to   or Base
                             Options/SAR   Employees     Price        Expiration
Name                             S             in       ($/Sh)(2)        Date      0%($)        5%($)        10%($)
                               Granted       Fiscal
                                  (#) (1)     Year
----------------------------------------------------------------------------------------------------------------------------------
H. Lawrence Culp, Jr.          1,000,000         30.6%    46.625         7-18-10      0   29,322,000   133,027,000

Patrick W.Allender               300,000          9.2%    46.625         7-18-10      0    8,797,000    39,908,000

Philip W. Knisely                500,000         15.3%   48.0625         4-14-10      0   15,113,000    68,564,000

Steven E. Simms                  500,000         15.3%    46.625         7-18-10      0   14,661,000    66,513,000
==================================================================================================================================

(1) Mr. Culp's, Mr. Allender's, Mr. Knisely's and 400,000 of Mr. Simms' options are exerciseable 50% on the fourth anniversary and 50% on the fifth anniversary of the grant date. 100,000 of Mr. Simms' options are exerciseable on the second anniversary of the grant date

(2)  Options were granted at fair market value on the date of grant.

(3) The dollar amounts set forth under these columns are the result of calculations of assumed annual rates of stock price appreciation from the date of the grant to the date of expiration of such options of 0%, 5%, and 10%. These assumptions are not intended to forecast future price appreciation of the Company's stock price. The Company's stock price may increase or decrease in value over the time period set forth above.

    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
    ------------------------------------------------------------------------

  The following table sets forth certain information concerning the number of unexercised options and the value of unexercised options at the end of 2000 for the executive officers whose compensation is reported in the Summary Compensation Table. Value is considered to be, in the case of unexercised options, the difference between the exercise price and the market price at December 31, 2000.

================================================================================================================
                                                         Number of Securities
                            Shares                     Underlying Unexercised           Value of Unexercised
                          Acquired on     Value         Options at FY-End (#)                 In-the-
         Name             Exercise      Realized            Exercisable/             Money Options at FY-End($)
                              #             $               Unexercisable                  Exercisable/
                                                                                           Unexercisable
----------------------------------------------------------------------------------------------------------------
George M. Sherman           1,200,000   47,925,000  2,000,000 /(1)/  600,000 /(1)/     109,413,000    27,750,000
----------------------------------------------------------------------------------------------------------------
H. Lawrence Culp, Jr.             -0-          -0-          132,000      1,192,000       7,108,000    29,898,000
----------------------------------------------------------------------------------------------------------------
Patrick W. Allender            24,000    1,121,000    344,400 /(2)/  527,600 /(2)/      19,583,000    16,223,000
----------------------------------------------------------------------------------------------------------------
Philip W. Knisely                 -0-          -0-              -0-        500,000             -0-    10,156,000
----------------------------------------------------------------------------------------------------------------
Steven E. Simms                   -0-          -0-           95,200        688,800       4,633,000    18,876,000
================================================================================================================

(1) Includes options to acquire 80,000 shares transferred in trust to family members. Mr. Sherman disclaims beneficial ownership of these options.
(2) Includes options to acquire 250,000 shares held by family limited partnerships.

                           COMPENSATION OF DIRECTORS

Directors who are not officers of the Company receive meeting attendance fees of $1,000 per meeting ($500 for telephonic meetings), together with quarterly fees of $6,250. A grant of an option to acquire 2,000 shares of Company Common Stock at $68.3125 (fair market value at date of grant) per share was made to these directors.

              EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

Pursuant to the terms of termination agreements between the Company and Mr. Sherman, if the Company were to terminate his employment without cause, as defined therein, Mr. Sherman's salary and benefits would continue for an additional 24 months. See "Report of the Compensation and Organization Committee of the Board of Directors on Executive Compensation" for further discussion of Mr. Sherman's contract.

In July 2000, the Company appointed H. Lawrence Culp, Jr. Chief Operating Officer, and in October 2000, the Company and Mr. Culp executed an employment agreement. The major provisions of the agreement are: (i) the term of employment continues until October 13, 2003, unless sooner terminated or extended; (ii) annual base salary for the first year of the agreement is $600,000, plus a target bonus of 100% of base salary; (iii) an interest-free loan in the amount of $500,000 that is forgiven ratably through October 13, 2003; (iv) reimbursement for taxes incurred as a result of the terms of the $500,000 loan;
(v) a non-competition provision that extends for three years after Mr. Culp's termination of employment; and (vi) continuation of salary and bonus payments for 24 months upon a termination of employment without cause or in the event of a change in control of the Company.

                    COMPENSATION AND ORGANIZATION COMMITTEE

Messrs. Steven M. Rales, Mitchell P. Rales and George M. Sherman receive a salary set by the Compensation and Organization Committee of the Board of Directors and also serve as directors. However, they do not participate in deliberations regarding their own compensation. The members of the Compensation and Organization Committee are A. Emmet Stephenson, Jr., Mortimer M. Caplin, Alan G. Spoon and Donald J. Ehrlich.


             REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE
                         OF THE BOARD OF DIRECTORS ON
                            EXECUTIVE COMPENSATION

The report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "SEC") or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "1934 Act"), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Total executive officer compensation is comprised of three principal components: annual salary, annual incentive compensation, and grants of options to purchase Company Common Stock. In the case of Mr. Sherman, this included a restricted stock grant at the time of his hire. The Committee endeavors to establish total compensation packages for each executive officer equal to the value of that executive's services determined by both what other companies have or might pay the executive for his services and his relationship to other executive positions within the Company, as negotiated at the date of hire. This base is then adjusted annually based on the Committee's assessment of individual performance.

A fundamental element of the Company's compensation policy is that a substantial portion of each executive's compensation be directly related to the success of the Company. This is accomplished in two ways. First, the annual incentive compensation program requires that the Company, or the Company's businesses for which the executive is directly responsible, achieve certain minimum targets in earnings level (earnings per share which has a majority weighting), working capital management (working capital turnover) and economic value added. If performance for the year is below minimum targeted levels (generally approximately three-quarters of the earnings target must be achieved and working capital management must exceed target levels) there would be no payment. If the minimum targets are met or exceeded, each executive receives a formula-based payout taking into account the Company's performance and his or her personal contribution thereto.

Second, executives and other key employees who, in the opinion of the Committee, contribute to the growth, development and financial success of the Company are eligible to be awarded options to purchase Company Common Stock. These grants are normally made at the fair market value on the date of grant with vesting over a five year period. In addition to the factors discussed above, the amount of options granted is impacted both by the level of the employee within the Company's management and the amount of options previously granted to the employee. Thus the compensation value of this element is directly related to the performance of the Company as measured by its returns to shareholders over at least a five year period.

Mr. Sherman's compensation is governed by a written contract dated January 2,

1990, whereby he agreed to serve as President and Chief Executive Officer. The contract provides for Mr. Sherman to be paid a base salary of $675,000 per year and an annual formula-based incentive compensation award, if earned, as determined by the Compensation Committee. The Committee and subsequently the Board of Directors recommended, and Mr. Sherman agreed, that his base salary, which has not increased since he joined the Company, would not be increased during the remainder of the term of his contract. He also received 800,000 shares of restricted stock (see Summary Compensation Table) and an option to acquire 2,000,000 shares (see Year End Option Value Table) of the Company Common Stock, and has received, or will receive, tax gross-up payments related to these items. Mr. Sherman's contract requires the Company to provide supplemental term life insurance and financial consulting services to him (see Summary Compensation Table) and to provide severance benefits discussed previously.

The Committee evaluated each executive's annual incentive compensation awards for 2000. The Committee assessed their performance in light of the targets referenced above, which were substantially exceeded, and awarded to executives (other than the operating level Executive Vice Presidents and Group Executives) total incentive compensation payments of $4,058,000 for 2000. For the years 2000-2002, the Committee has established a maximum bonus payment of up to $2,500,000 per executive. The Company's shareholders approved the performance goals for these periods, which are applicable to all of the Company's executive officers (other than the operating level Executive Vice Presidents and Group Executives) at the 1998 annual meeting.

The Committee has considered the impact of provisions of the federal income tax laws that in certain circumstances disallow compensation deductions in excess of $1 million for any year with respect to the executive officers named in proxy statements of publicly traded companies. The Securities and Exchange Commission requires compensation committees of public companies to state their compensation policies relative to this $1 million deduction limit.

With respect to the Company's Chief Executive Officer, a portion of his compensation is determined pursuant to a binding contract dated January 2, 1990 and, accordingly, is not subject to the deduction limit. In addition, the Committee has designed the program for awarding 1998-2002 incentive compensation to executive officers (other than the operating level Group Executives) so that such bonuses will comply with an exception to the $1 million deduction limit for performance-based compensation. Accordingly, the full amount of any such bonus payments for 1998-2002 should be deductible. One of the requirements of this exception is that shareholders approve certain material terms under which the bonus is to be paid. In this regard, the Company's shareholders approved the material terms used for calculating the 1998-2002 bonus awards for the Company's executive officers, other than Group Executives, at the 1998 annual meeting.

       COMPENSATION AND ORGANIZATION COMMITTEE OF THE BOARD OF DIRECTORS

                           A. Emmet Stephenson, Jr.
                              Mortimer M. Caplin
                               Donald J. Ehrlich
                                 Alan G. Spoon

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "SEC") or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "1934 Act"), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee (the "Committee") comprises three independent directors and operates under a written charter, which is attached as Exhibit B. The Committee recommends to the Board of Directors the selection of the Company's independent auditors.

In fulfilling its responsibilities, the Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2000 with the Company's management and Arthur Andersen LLP ("Arthur Andersen"), the Company's independent auditors.

The Committee has discussed with Arthur Andersen the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the Committee has received the written disclosures and the letter from Arthur Andersen required by Independence Standards Board Standard No. 1, "Indepdendence Discussions with Audit Committees" and has discussed with Arthur Andersen its independence from the Company and its management.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company for the fiscal year ended December 31, 2000 be included in the 2000 Annual Report to Stockholders which will be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                              Walter G. Lohr, Jr.
                              Mortimer M. Caplin
                               Donald J. Ehrlich



                            STOCK PERFORMANCE CHART

As part of proxy statement disclosure requirements mandated by the Securities and Exchange Commission, the Company is required to provide a five-year comparison of the cumulative total shareholder return on its Common Stock with that of a broad equity market index and either a published industry index or a Company constructed peer group index. This graph is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the 1934 Act, and the graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Corporation under the Securities Act of 1933 or the 1934 Act.

The following chart compares the yearly percentage change in the cumulative total shareholder return in the Company's Common Stock during the five years ended December 31, 2000 with the cumulative total return on the S & P 500 Index (the equity index) and the S&P Manufacturing Index (the peer index). The comparison assumes $100 was invested on December 31, 1995 in the Company's Common Stock and in each of the above indices with reinvestment of dividends.

                         Danaher                         S&P
                       Corporation      S&P 500      Manufacturing
                                         Index          Index

         12/31/95          100            100            100

         12/31/96          147            123            133

         12/31/97          199            164            183

         12/31/98          343            211            225

         12/31/99          305            255            252

         12/31/00          433            232            281


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On July 5, 2000 the Company purchased the motion control businesses of Warner Electric Group, Inc. for $144 million in cash. Steven M. Rales and Mitchell P. Rales, the Company's Chairman of the Board and Chairman of the Executive Committee, respectively, own a majority share of Warner Electric Group, Inc., and Philip W. Knisely, an Executive Vice President of the Company, owns 5% of Warner Electric Group, Inc. This transaction was unanimously recommended by an independent committee of the Company's Board of Directors, who received an opinion from UBS Warburg, an independent financial advisor, as to the fairness of the transaction. The members of the independent committee included Mortimer
M. Caplin, Donald J. Ehrlich, Alan G. Spoon, and A. Emmet Stephenson, Jr.

The Company, from time to time, has been involved in transactions with Equity Group Holdings LLP and its affiliates. The Company has received legal services from the firm of Caplin & Drysdale, of which Mr. Caplin, a Director, is a principal, and from the firm of Hogan & Hartson, of which Mr. Lohr, a Director, is a partner. The amount of such fees for 2000 was less than five-percent of each firm's gross revenues. These transactions, which are conducted on an arms length basis, are not material, either individually or in the aggregate. The Company has provided H. Lawrence Culp, Jr. with a $500,000 loan, as discussed in the "Employment Contracts and Termination of Employment" section of this proxy statement.


                                  PROPOSAL 2.

                      APPROVAL OF APPOINTMENT OF AUDITORS

The Board of Directors has appointed Arthur Andersen LLP, an international accounting firm of independent certified public accountants, to act as independent accountants for the Company and its consolidated subsidiaries for 2001. Arthur Andersen LLP has been the Company's auditors since 1976 and has advised the Company that the firm does not have any direct or indirect financial interest in the Company or any of its subsidiaries, nor has such firm had any such interest in connection with the Company during the past five years other than its capacity as the Company's independent certified public accountants. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so and to be available to answer questions from shareholders.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION AND APPROVAL FOR THE SELECTION OF ARTHUR ANDERSEN LLP TO SERVE AS INDEPENDENT AUDITORS FOR THE COMPANY FOR 2001.

                                  PROPOSAL 3.

                  AMEND THE COMPANY'S 1998 STOCK OPTION PLAN

The Company's 1998 Stock Option Plan (the "Plan") was approved by the shareholders at the 1998 Annual Meeting. On March 1, 2001, the Board of Directors approved an amendment to the Plan, which would increase the aggregate number of shares of common stock that may be issued under the options from 15,000,000 to 22,500,000.

The Plan has been important in the Company's efforts to attract and retain qualified employees. As of March 23, 2001, a total of 403,000 shares were available for issuance. In order to provide sufficient shares for the future issuance of shares to our current and prospective employees, the Board of Directors seeks shareholder approval to amend the Plan to increase the maximum number of shares that may be issued under the options by 7,500,000 shares to an aggregate maximum number of shares of 22,500,000.

All employees and non-employee directors of the Company and eligible subsidiaries are eligible for option grants under the Plan. The Plan is subject to approval by the Compensation and Organization Committee of the Board of Directors, which approves the recipients of option grants and the terms of the options. The shares of common stock used under the plan may come from treasury shares, authorized but unissued shares, or previously issued shares that the Company reacquires, including shares it purchases on the open market. If any option expires, is canceled, or terminates for any other reason, the shares available under that option will again be available for the granting of new options. The Plan will terminate on May 4, 2008. Options granted under the Plan are non-qualified stock options for federal income tax purposes. This is only a summary of the terms of the Plan. A copy of the entire Plan may be obtained by writing to Danaher Corporation, Attn: Vice President and Controller, 1250 24th Street, N.W., Washington, D.C. 20037.

The closing price of the Company's stock on the New York Stock Exchange on March 22, 2001 was $54.77. All eligible participants, including the Company's executive officers and directors, will be eligible for grants of options for the additional authorized shares.

Approval requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present, or represented, and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE AMENDMENT TO THE 1998 STOCK OPTION PLAN.



                                  PROPOSAL 4.

               AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
                   TO INCREASE THE AUTHORIZED CAPITAL STOCK

The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of capital stock of the Company to a total of six hundred million (600,000,000) shares, consisting of five hundred million (500,000,000) shares of Common Stock, $.01 value per share ("Common Stock") and one hundred million (100,000,000) shares of preferred stock, without par value ("Preferred Stock"). The capital stock of the Company, prior to the approval of the amendment, consists of 315,000,000 shares, consisting of three hundred million (300,000,000) shares of Common Stock, $.01 par value per share and fifteen million (15,000,000) shares of preferred stock, without par value.

The Board of Directors believes that it is in the Company's best interests to have additional shares of Common Stock authorized to meet the Company's future business needs as they arise. In particular, a portion of the shares of Common Stock that would become available for issuance if the proposal were adopted could be used by the Company in connection with the following possible future events: (i) a split of the outstanding Common Stock; (ii) stock option exercises; (iii) share-for-share acquisitions; or (iv) conversion of outstanding and future debt securities into Common Stock.

The Company's management and the Board of Directors have no present arrangement, agreements, understandings or plans for the additional shares proposed to be authorized.

If the proposal is adopted, it will become effective upon filing of a Certificate of Amendment to the Company's Certificate of Incorporation. The text of the proposed amendment is set forth in Exhibit A hereto.

The affirmative vote of the majority of the votes entitled to be cast by all holders of outstanding Common Stock of the Company is required for approval of this amendment to the Certificate of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING PROPOSAL AND SIGNED PROXIES WHICH ARE RETURNED WILL BE SO VOTED UNLESS A CONTRARY VOTE IS DESIGNATED ON THE PORXY CARD.

                                 OTHER MATTERS

The management of the Company is not aware of any other business that may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.


                       FEES PAID TO INDEPENDENT AUDITORS

Audit Fees: The aggregate fees billed for professional services rendered by Arthur Andersen LLP, the Company's independent auditors, in connection with the audit and review of the 2000 financial statements, including quarterly reviews, was $465,000.

Financial Information Systems Design and Implementation Fees: The aggregate fees billed for professional services rendered in connection with financial information systems design and implementation by Arthur Andersen LLP was $100,000.

All Other Fees: The aggregate of all other fees billed for professional services during 2000 by Arthur Andersen LLP, including statutory audits of foreign subsidiaries, was $576,000.

The Audit Committee has considered whether the services rendered by the independent auditors with respect to the foregoing fees are compatible with maintaining their independence.


                             SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the 2002 Annual Meeting of Shareholders of the Company must be received by the Company at its principal executive offices, Danaher Corporation, 1250 24th Street, N.W., Washington, D.C. 20037, no later than November 30, 2001 for inclusion in the Proxy Statement and Proxy relating to the 2002 Annual Meeting of Shareholders. Shareholder proposals submitted other than pursuant to Rule 14(a)-8 under the Securities Exchange Act are considered untimely if received after February 13, 2002.

      BY ORDER OF THE BOARD OF DIRECTORS



        PATRICK W. ALLENDER
        Secretary


Dated: March --, 2001


COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE COMPANY.

                                                                       EXHIBIT A


                           CERTIFICATE OF AMENDMENT

                                    TO THE

                         CERTIFICATE OF INCORPORATION

                            OF DANAHER CORPORATION

--------------------------------------------------------------------------------
                     Pursuant to Secton 242 of the General
                   Corporation Laws of the State of Delaware
--------------------------------------------------------------------------------

  Danaher Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify:

  FIRST:   That Paragraph I. Of Article FOURTH of the Certificate of
Incorporation of the Corporation be amended and read in its entirety as follows:

  FOURTH: I. The total number of shares of stock which the Corporation shall have authority to issue is 600,000,000 shares of which 500,000,000 shares, $.01 par value per share, shall be of a class designated "Common Stock" and of which 100,000,000 shares, without par value, shall be designated "Preferred Stock".

  SECOND: That the foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                                                                       EXHIBIT B

                              DANAHER CORPORATION

                            AUDIT COMMITTEE CHARTER

A. Policy Statement

   The Charter of the Audit Committee is to assist the board of directors in monitoring:

   1. The reliability and integrity of the financial information which is provided to the shareholders and other.

   2.  The Company's system of internal control.

   3. A system to provide an open avenue of communication between management, internal audit, the external auditors, and the board of directors.

   4. Compliance by the Company with all applicable laws, regulations, and company policy.

   5.  Independence and performance of the Company's external auditors.

B. Organization

   The Audit Committee is a committee within the board of directors.

   The members of the committee shall meet the independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission. Initially the committee shall consist of at least three and no more than six independent, nonexecutive board members.

   All members shall have working familiarity with basic finance and accounting practices, including internal controls and regulatory requirements. The committee chairperson shall be selected by the committee members.

   The committee shall meet at least four times annually and shall meet and consult with the members of management, counsel, internal audit, and/or external auditors as necessary to carry out the committee responsibilities. It is understood that either the internal or external auditors, or counsel, may, at any time, request a meeting with the audit committee or committee chairperson with or without management attendance. In any case, the committee shall meet in executive session separately with the CFO, internal auditors, and external auditors at least annually.

   The committee shall have the authority to obtain special legal, accounting, or other consultants to advise the committee.

   The committee shall make regular reports to the full board of directors.

C. Relationship with External and Internal Auditors

   The committee shall annually recommend to the board the appointment of independent external auditors, who in their capacity as independent public accountants, shall be accountable to the board of directors and the audit committee. The committee shall review the planning and staffing of the annual audit and shall discuss with the external auditors matters required to be discussed relating to the conduct of the audit.

   The committee shall meet with the external auditors who shall report all relevant issues identified during their review of financial information to the committee. The committee shall review any management letter form the external auditors and the company's response thereto.

   The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external and internal auditors. The committee shall insure the receipt of a formal written statement from the external auditors consistent with the standards set by the Independence Standards Board. In addition, the committee shall discuss with the external auditor any relationship(s) or services that may affect auditor objectivity or independence. If the committee is not satisfied with e external auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

   The committee shall evaluate the performance of the external auditors and, if necessary, recommend to the full Board the replacement of the external auditors.

   The internal audit function shall be responsible to the board of directors through the committee.

   The committee shall establish a policy whereby if either the internal or external auditors identify significant issues relative to the items enumerated under Paragraph A above, whether or not communicated to management, they should communicate these issues to the committee. A change in the director of internal audit shall be subject to committee approval.

D. Other Primary Committee Responsibilities

   The committee should monitor matters related to financial reporting and risk control through review and assessment of:

   1. The company's business and financial risk management process.

   2. All major financial reports in advance of filings and distribution.

   3. SEC inquiries and the results of examinations by other regulatory authorities in terms of important findings, recommendations, and management's response.

   4. The company's system of internal controls for detecting accounting and reporting financial errors, fraud and defalcations, legal violations, and noncompliance with the corporate code of conduct.

   5. The annual internal audit plan and the process used to develop the plan. The status of activities, significant findings, recommendations, and management's responses.

   6. The independence of the external auditor. The overall scope and focus of the annual/interim audit which includes the scope and level of their involvement with unaudited quarterly or other interim-period information.

   7. Significant internal and external auditor recommendations on financial reporting, controls, other matters, and management's responses. Views of management and auditors on the overall quality of annual and interim financial reporting.

   8. Key financial issues and risks and their impact or potential effect on reported financial information. The processes used by management to address these matters and related auditor views including the basis for their conclusions. Important conclusions on interim and/or year-end audit work in advance of the public release of financial information.

   In addition, the committee should review, assess, and approve:

   1. The code of ethical conduct.

   2. The internal audit scope and responsibilities.

   3. Changes in important accounting principles and their application in interim and annual financial reports.

   4. Significant conflicts of interest and related-party transactions.

   5. Changes in key financial management.

   The committee shall regularly review with counsel legal matter that may have a material impact on financial statements, the Company's compliance law and material reports or inquiries from regulators or government agencies.

   The committee shall review this Charter at least every three years to determine the need for changes, if any, to fulfill their role.

   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                              DANAHER CORPORATION

                                 PROXY FOR 2001
                  ANNUAL MEETING OF SHAREHOLDERS--MAY 1, 2001

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DANAHER
                                  CORPORATION

  The undersigned acknowledges receipt of the Proxy Statement and Notice, dated March 30, 2001, of the Annual Meeting of Shareholders and hereby appoints Steven M. Rales and Mitchell P. Rales, and each of them, with full power of substitution, the attorneys, agents and proxies of the undersigned, to act for and in the name of the undersigned and to vote all the shares of Common Stock of the undersigned which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Danaher Corporation (the "Company") to be held May 1, 2001, and at any adjournment or adjournments thereof, for the following matters:

  Proxies will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

1. ELECTION OF DIRECTORS  Nominee Messrs. Steven M. Rales and Alan G. Spoon to
                          serve as directors with a term expiring in 2004.

          WITHHOLD
          AUTHORITY       To withhold authority to vote for an individual
FOR all    for all        Nominee, write that Nominee's name on the line below.
Nominees  Nominees
  [_]       [_]
                          ------------------------------------------------------


2. APPROVAL OF APPOINTMENT OF AUDITORS
    [_] For [_] Against [_] Abstain

3. AMEND THE COMPANY'S 1998 STOCK OPTION PLAN
    [_] For [_] Against [_] Abstain

4. AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
    [_] For [_] Against [_] Abstain

5. IN THEIR DISCRETION on any other matter which may properly come before the meeting, including any adjournment thereof.

                                               Dated: __________________ , 2001

                                               ________________________________

                                               ________________________________
                                                 Signature of Shareholder(s)

  Please sign, date and promptly return this proxy in the enclosed envelope. No postage is required if mailed in the United States. Please sign exactly as your name appears in the space on the left. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy must be signed by a duly authorized officer, and his title should appear next to his signature.

            PLEASE MARK YOUR CHOICE LIKE THIS [X] BLUE OR BLACK INK

                              DANAHER CORPORATION
                                 PROXY FOR 2001

                 ANNUAL MEETING OF SHAREHOLDERS -- MAY 1, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              DANAHER CORPORATION

  The undersigned acknowledges receipt of the Proxy Statement and Notice, dated March 30, 2001, of the Annual Meeting of Shareholders and hereby appoints Steven M. Rales and Mitchell P. Rales, and each of them, with full power of substitution, the attorneys, agents and proxies of the undersigned, to act for and in the name of the undersigned and to vote all the shares of Common Stock of the undersigned which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Danaher Corporation (the "Company") to be held May 1, 2001, and at any adjournment or adjournments thereof, for the following matters:

  Proxies will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

 1. Election of directors

    Nominee Messrs. Steven M. Rales and Alan G. Spoon to serve as directors with a term expiring in 2004.

      [_] FOR all nominees

      [_] WITHHOLD AUTHORITY for all nominees

To withhold authority to vote for an individual nominee, write that nominee's name on the line below.

--------------------------------------------------------------------------------

 2.  Approval of appointment of auditors
                    [_] FOR   [_] AGAINST   [_] ABSTAIN

3. Amend the Company's 1998 Stock Option Plan
    [_] FOR [_] AGAINST [_] ABSTAIN

4 . Amend the Company's Certificate Of Incorporation
    [_] FOR [_] AGAINST [_] ABSTAIN
5. IN THEIR DISCRETION on any other matter which may properly come before the meeting, including any adjournment thereof.

                                          Dated:         , 2001

                                          -------------------------------------

                                          -------------------------------------
                                          Signature of Shareholder(s)

                                          Please sign, date and promptly
                                          return this proxy in the enclosed
                                          envelope. No postage is required if
                                          mailed in the United States. Please
                                          sign exactly as your name appears in
                                          the space on the left. If stock is
                                          registered in more than one name,
                                          each holder should sign. When
                                          signing as an attorney,
                                          administrator, executor, guardian or
                                          trustee, please add your title as
                                          such. If executed by a corporation,
                                          the proxy must be signed by a duly
                                          authorized officer, and his title
                                          should appear next to his signature.

           PLEASE MARK YOUR CHOICE LIKE THIS [_] IN BLUE OR BLACK INK